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                                                                   EXHIBIT 10.24

                             PARENT PLEDGE AGREEMENT

      This PARENT PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of March 14, 1997, is made by PROSOURCE, INC., a Delaware corporation (the "Pledgor"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.


                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of March 14, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among ProSource Services Corporation, a Delaware corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

      WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement;

      WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

      WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;
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      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Secured Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Collateral" is defined in Section 2.1.

      "Credit Agreement" is defined in the first recital.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of Capital Stock constituting Collateral, but shall not include Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "Lender" and "Lenders" are defined in the first recital.

      "Pledge Agreement" is defined in the preamble.


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      "Pledged Property" means all Pledged Shares, and all other pledged shares of Capital Stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or are from time to time hereafter required to be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

      "Pledged Shares" means all shares of Capital Stock of any Pledged Share Issuer which are delivered or required to be delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

      "Pledgor" is defined in the preamble.

      "Secured Obligations" is defined in Section 2.2.

      "Securities Act" is defined in Section 6.2.

      "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


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                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, collaterally assigns, and mortgages in favor of the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property (the "Collateral"):

            (a) all issued and outstanding shares of Capital Stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (b)  all other Pledged Shares issued from time to time;

            (c) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (d) all Dividends, Distributions, and other payments and rights with respect to any Pledged Property; and

            (e)  all proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise, and all obligations of the Pledgor and each other Obligor whether now or hereafter existing under this Pledge Agreement and each other Loan Document to which the Pledgor or such other Obligor is or may become a party (all such obligations of the Borrower, the Pledgor and such other Obligor being the "Secured Obligations").

      SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares shall be delivered to and held by or on behalf of the Administrative Agent pursuant


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hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

      SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend or liquidating dividend is permitted to be paid (in accordance with Section
7.2.6 of the Credit Agreement) on any Pledged Share, such Dividend, liquidating dividend or payment may be paid directly to the Pledgor. If any Dividend, liquidating dividend or payment is paid in contravention of Section 7.2.6 of the Credit Agreement, the Pledgor shall hold the same segregated and in trust for the Administrative Agent (in accordance with Section 4.1.4 hereof) to be applied to the Secured Obligations in accordance with Section 6.4.

      SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full in immediately available funds of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments,

            (b) be binding upon the Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Secured Obligations, the termination or expiration of all Letters of Credit and the


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termination of all Commitments, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such sale, transfer, disposition or termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

      SECTION 2.6. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

            (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document,

            (b) the failure of any Secured Party or any holder of any Note

                  (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any Secured Obligations,

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation,

            (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender,


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      alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise,

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document,

            (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations, or

            (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Pledgor, the Borrower, any other Obligor, any surety or any guarantor.

      SECTION 2.7. Postponement of Subrogation, etc. The Pledgor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in immediately available funds, of all Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to the Pledgor on account of any payment made utilizing any Collateral or proceeds thereof prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 6.4; provided, however, that if

            (a) the Pledgor has made payment to the Secured Parties and each holder of a Note of all or any part of the Secured Obligations, and


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            (b) all Secured Obligations have been paid in full, all Letters of
      Credit have been terminated or expired and all Commitments have been terminated,

each Secured Party and each holder of a Note agrees that, at the Pledgor's request, the Secured Parties and the holders of the Notes will execute and deliver to the Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Pledgor of an interest in the Secured Obligations resulting from such payment by the Pledgor. In furtherance of the foregoing, for so long as any Secured Obligations, Letters of Credit or Commitments remain outstanding, the Pledgor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made utilizing Collateral or any proceeds thereof to the Administrative Agent.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. Representations and Warranties, etc. The Pledgor represents and warrants to each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares and each pledge and delivery of a Pledged Note) by the Pledgor to the Administrative Agent of any Collateral, that the representations and warranties contained in the Parent Guaranty and in Article VI of the Credit Agreement insofar as the representations and warranties contained therein are applicable to the Pledgor and its properties are true and correct in all material respects, each such representation and warranty set forth therein (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Pledge Agreement by reference as though specifically set forth in this Article III.


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      SECTION 3.1.1. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Administrative Agent and Liens of the type permitted to exist under Section 7.2.3 of the Credit Agreement.

      SECTION 3.1.2. Valid Security Interest. The delivery of Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest (subject to Liens permitted to exist under Section 7.2.3 of the Credit Agreement) in such Collateral and all proceeds thereof, securing the Secured Obligations. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral subject to Section 9-306 of the U.C.C.

      SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of Capital Stock of each Pledged Share Issuer. The Pledgor has no Subsidiaries other than the Pledged Share Issuers.

      SECTION 3.1.4. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance (other than filings required (i) with respect to non-stock Distributions and (ii) under Section 9-306 the U.C.C. with respect to proceeds of Collateral) of this Pledge Agreement by the Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of


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      securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

      SECTION 3.1.5. Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Covenants. The Pledgor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding or any Secured Party shall have any outstanding Commitment, the Pledgor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by (a) all of the agreements, covenants and obligations contained in the Parent Guaranty, each such agreement, covenant and obligation contained in the Parent Guaranty and all other terms of the Parent Guaranty to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Pledge Agreement by reference as though specifically set forth in this Section and (b) the obligations set forth in this Section.

      SECTION 4.1.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (other than Liens permitted to exist under Section 7.2.3 of the Credit Agreement). The Pledgor will warrant and defend the right and title herein granted to the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever (other than holders of Liens permitted to exist under Section 7.2.3 of the Credit Agreement). The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly


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execute and deliver all further instruments, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.1.2. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of Capital Stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent upon the occurrence and during the continuance of any Event of Default, promptly transfer any Pledged Shares or other shares of Capital Stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

      SECTION 4.1.3. Continuous Pledge. The Pledgor will, subject to the terms hereof, at all times keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of Capital Stock constituting Collateral, all rights to Dividends and Distributions with respect thereto, and other proceeds received by the Administrative Agent, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any Capital Stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

      SECTION 4.1.4. Voting Rights; Dividends, etc. The Pledgor agrees:

            (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing, promptly upon


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      receipt of notice thereof by the Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with
      Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Pledgor in writing of its intention to (i) exercise its remedies at the direction of the Required Lenders under the Credit Agreement and its intention to exercise its voting power under this Section 4.1.4(b)

                  (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of Capital Stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.1.4(b), the Pledgor shall have the exclusive voting power with respect to any shares of Capital Stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies


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and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of Capital Stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

      SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including upon the occurrence and during the continuance of an Event of Default:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.


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      SECTION 5.2. Administrative Agent Has No Duty. The powers conferred on the
Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

            (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

            (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the


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      rights and remedies of a secured party on default under the U.C.C.
      (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, in each case upon such terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may, subject to the provisions of this Agreement,

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,


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

                  (iv) endorse any checks, drafts, or other writings in the
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings


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

      statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

      SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent in an interest bearing account as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10.3 of the Credit Agreement and
Section 6.5) against, the Secured Obligations in such order as the Administrative Agent shall elect.

      Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 6.5. Indemnity and Expenses. The Pledgor hereby agrees to indemnify and hold harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a)  the administration of this Pledge Agreement;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telecopied or delivered to it, addressed to it in care of the Borrower at the address of the Borrower specified in the Credit Agreement, if to the Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of the Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

      SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.7. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

      SECTION 7.8. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                 PROSOURCE, INC.


                                    By /s/ Paul A. Garcia de Quevedo
                                       -----------------------------
                                    Name:  Paul A. Garcia
                                    Title: Vice President, Secretary
                                               and Treasurer



                                    THE BANK OF NOVA SCOTIA, as
                                             Administrative Agent


                                    By /s/ Frank F. Sandler
                                       -----------------------------
                                    Name:  Frank F. Sandler

                                                                  ATTACHMENT 1
                                                                   to Parent
                                                                Pledge Agreement


Item A.  Pledged Shares
         --------------

                                                      Common Stock
                                        ---------------------------------------
                                        Authorized    Outstanding   % of Shares

Pledged Share Issuer                      Shares        Shares        Pledged
--------------------                      ------        ------        -------


Item B.